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                      CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration
Statement on Form S-8 (SEC File No. 333-50941) of The St. Paul Companies,
Inc. of our report dated June 4, 1998, with respect to the financial statements and schedules of The USF&G Capital Accumulation Plan included in this Annual Report (Form 11-K) of The St. Paul Companies, Inc. for the year ended December 31, 1998.


                                           /s/ ERNST & YOUNG LLP
                                           ---------------------
                                               ERNST & YOUNG LLP

June 25, 1999